Exhibit 99.1

M E R C E R

INTERNATIONAL GROUP

Jefferies 2015 Industrials Conference

August 13, 2015

Forward Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer’s filings with the United States Securities and Exchange Commission, including the risks disclosed under “Risk Factors” in our annual reports on Form 10-K and our quarterly reports on Form 10-Q. Unless required by law, we do not assume any obligation to update forward-looking statements based on unanticipated events or changed expectations.

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 2

Mercer International Inc.

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 3

Corporate Structure

- Mercer's operations have a combined annual capacity of **1.54 million air dried metric tonnes ("ADMT") of Northern Bleached Softwood Kraft ("NBSK") pulp production** and **305 MW of electrical generation**
- Mercer conducts operations through three subsidiaries:
  - Rosenthal – Germany
  - Stendal – Germany
    - *the only two NBSK market pulp mills in Germany, which is Europe's largest market for NBSK*
  - Celgar – BC, Canada
    - *one of the largest, most modern pulp mills in North America*

MERCER INTERNATIONAL GROUP

100%	100%	100% (1)
Rosenthal - *Germany*	**Celgar** - *BC, Canada*	**Stendal** - *Germany*


360,000 ADMT + 57 MW


520,000 ADMT + 100 MW


660,000 ADMT + 148 MW

(1) *In September 2014, Mercer completed the acquisition of all of the shareholders' loans, substantially all of the shares of the minority shareholder and other rights and now owns a 100% economic interest in Stendal*

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 4

Strategically Located Mills with Access to Global Markets

The mills’ strategic locations position Mercer well to serve customers in Europe, North America and Asia

China – the world’s largest and fastest growing pulp import market

Germany – the largest European pulp import market

Stendal (Germany) 660,000 ADMT

Europe

Rosenthal (Germany) 360,000 ADMT

Middle East

Japan

China

Thailand

Indonesia

Celgar (B.C., Canada) 520,000 ADMT

United States

Mercer 2014 Pulp Sales by Region

Other 1%

US 4%

Other Asia 7%

Germany 32%

Italy 7%

Other EU (1) 23%

China 26%

(1) Not including Germany or Italy; includes new entrants to the European Union from their time of admission

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 5

Growing Energy and Chemical By-Product Revenues

Mercer has been a leader among paper and forest products companies in embracing the “bio-economy” by harnessing significant value from the generation of surplus power and the production of bio-chemicals

Mercer recognized the opportunity to secure new revenue streams from its operations as the marketplace turned to biomass for carbon-neutral power and renewable chemical by-products

Since energy and chemicals are by-products of our pulping process, production requires limited incremental operating expenses and sales of these products are highly profitable

Mercer’s Electricity Production and Sales

MWh (mm)

2.0

1.6

1.2

0.8

0.4

-

1.85 CAGR:

Production Exports 1.70 1.71 5.1%

1.64

1.45 1.44

0.81 CAGR:

0.65 0.71 0.70 11.0%

0.48 0.52

2009 2010 2011 2012 2013 2014

Mercer’s Energy and Chemical Revenue

Revenue (US$ mm)

$110.0

$88.0

$66.0

$44.0

$22.0

-

$101.5 CAGR:

Chemical

$94.8 $93.0 $92.2 9.8%

Energy

$65.4

$63.5

2009 2010 2011 2012 2013 2014

Green electricity and chemical by-product revenue…

a significant and growing part of Mercer’s business

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 6

Globally Cost Competitive, Modern Mill Operations

Mercer’s operations are some of the largest and most modern NBSK facilities in the world

Low production costs

Low maintenance capital requirements

High runnability / efficiency

Strong record of environmental performance

All facilities are net energy producers

NBSK Producer Competitiveness (1)(2)

Average Technical Age: 29.0 years

Average Mill Capacity (ktpa)

900

750

600

450

300

150

-

International Paper (Ilim) Newer, Larger NBSK Pulp Mills

Nanaimo Canfor Pulp Mercer

Metsä Board Weyer- haeuser West Fraser Södra Cell SCA

Catalyst

Aditya Birla Metsä Fibre Average Market Pulp Capacity per Mill: 317,762 tpa

Resolute

Older, Smaller NBSK Pulp Mills

Domtar Stora Enso UPM

Heinzel

Asia Pulp and Paper Mondi

(Paper Excellence)

Billerud- Korsnas

50.0 40.0 30.0 20.0 10.0

(1) Source: FisherSolve Q3 2015 data Average Technical Age (years)

(2) Note: NBSK market pulp only

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 7

The NBSK Market

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M ER C E R 8

Global Pulp Market

Components of the Pulp Market [1]



Chemical Pulp Demand
Bleached Hardwood Kraft 54%
Bleached Softwood Kraft 43%
Sulphite 0%
Unbleached Kraft 3%
Bleached Softwood Kraft Pulp Demand
Other 14%
SBSK 27%
NBSK 59%

Northern Bleached Softwood Kraft (NBSK)

Produced From:

- Spruce / Pine / Fir / Cedar

Core Production Areas:

- North America, Northern Europe

Characteristics:

- Long, slender, thin-walled fibers
- Better softness and strength
- Better structure

Major Uses for Softwood Pulp



Tissue



Specialty Paper



Laminates

NBSK generally commands a higher premium relative to other kraft pulps

(1) Source: PPPC (2014A); some numbers may not add due to rounding

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 9

Demand Fundamentals – The Importance of NBSK Fibers

Fiber Characteristics

NBSK provides structural integrity for the fiber network due to length and fineness

Each NBSK fiber has three times more bonding than a BEK fiber

NBSK gives strength and resistance to strain, tear and fracture in both dry and wet states

This is advantageous not only for end products, but also for runnability of modern, fast pace paper machines

For this, NBSK cannot be completely substituted out of products that require these strength characteristics

This explains why NBSK is a meaningful component of tissues / towels and a smaller component in printing & writing grades

Pulp Fiber Bonding (1)

Softwood Fiber

Hardwood Fiber

Fiber-to-Fiber Bonding

-200 um-

Current NBSK Usage Ranges by Paper Grade (1)

% NBSK

100%

80%

60%

40%

20%

-

Tissues / Towels

75% 75%

Printing & Writing Grades

40%

35%

30% 30%

10% 10% 30%

25%

20%

10% 10% 10%

Uncoated Fine Coated Fine Light-Weight Coated SC Newsprint Bathroom / Towel Facial Tissue Napkin

(1) Source: FPInnovations (September 8, 2014 prepared for Mercer International)

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 10

Demand Fundamentals – Changes to NBSK End Use Markets

Changes to Papermakers’ Demand for NBSK

The increased NBSK demand for use in tissue / specialty products has more than offset the decreased NBSK demand for printing & writing grades

From 2003 to 2013, a period very affected by “digital substitution” of traditional paper grades, total NBSK demand grew by 13.9% (1)

Significant growth in tissue capacity is a major contributing factor and is expected to continue globally, though some projects have been delayed

NBSK Demand by End Use (1)

millions of tones

15.0

12.0

9.0

6.0

3.0

-

CAGR 2003 - 2013

Printing & Writing 30%

P&W: (6%)

Printing & Writing 61% Tissue: +10% Tissue 40%

Tissue 17%

Specialties & Others 22% Specialty & Other: +4% Specialties & Others 30%

2003 2013

Annual Tissue Capacity Growth by Region (2)

millions of tones

3.5

3.0

2.5

2.0

1.5

1.0

0.5

-

Rest of World 3.1

China

1.7

2.0

1.3 1.0

0.6

1.5

1.0

0.8

2013 2014 2015

NBSK’s strength attributes make it a necessary input for tissue and specialty products

(1) Source: PPPC (November 2014) for NBSK Demand; Brian McClay for NBSK End Uses (November 2014)

(2) Source: Brian McClay (April 2015); some numbers may not add due to rounding

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 11

Demand Fundamentals – China’s Growing Demand

Global BSK Demand by Region (1)

millions of tonnes

28.0 35%

Region: 1995-2015E CAGR

China: 14.5%

W. Europe: (0.4%)

N. America: (0.4%)

24.0 30%

Other: 2.0%

% China

20.0 25%

16.0 20%

12.0 15%

8.0 10%

4.0 5%

—

1995 2000 2005 2010 2015E

% China of Total

China’s Chemical Pulp Demand (2)

millions of tonnes

16.0 CAGR:

P&W: Woodfree 2004 – 2013

Paper Board

14.0 Tissue Kraft & Spec.: +11.1%

Fluff

Kraft & Specialty

P&W: Mechanical

12.0

10.0

8.0

Tissue: +19.0%

Paper Board: +11.4%

6.0

4.0

P&W Woodfree: +7.7%

2.0

-

2004 2007 2010 2013

(1) Source: PPPC (May 2015)

(2) Source: PPPC (2014)

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 12

Demand Fundamentals – China’s Growing Demand (Cont’d)

We believe China’s demand is growing rapidly...

China’s 12th Five-Year Plan should increase demand for NBSK

Growth in Chinese per capita tissue, wood-free, and specialty paper grade consumption is due to:

Rising living standards

Growing disposable income

Increased demand for hygiene products

Tissue Demand & Income in China (1)(2)

kg / person

6.00 $8.0

Tissue Demand per Capita

5.25 $7.0

Income per Capita

4.50 10 Year CAGR: +7.4% $6.0

3.75 $5.0

3.00 Over time, the market will easily absorb new tissue capacity $4.0

2.25 10 Year CAGR: +8.8% $3.0

1.50 $2.0

0.75 $1.0

- -

1990 1993 1996 1999 2002 2005 2008 2011

000’s US$ / person

(1) Source: PPPC (2014)

(2) Income measured at purchasing power parity in constant 2005 US dollars

(3) Source: RISI (press releases from June 26, 2015, January 6, 2015, November 26, 2014, August 22, 2014 and July 24, 2014; PPI Asia Report dated May 9, 2014; and other disclosures)

... and its pulp supply isn’t currently keeping pace

Shutting of “Old China” pulp / paper capacity

Significant closures to date, and to come

Implementing pollution and water / energy constraints to stay operating

Modern paper machines require greater volumes of NBSK to run machines at optimal rates

Focus on wood-based pulps, but limited domestic wood fiber supply, means large pulp import volumes

We believe that there is healthy demand for virgin fiber as paper recovery is nearing feasible maximums in most markets

RISI Chinese Government Mandated Closure of “Old China” Capacity (3)

2005-2009: 6.5 mm tonnes per year over 5 years

2011: 8.31 mm tonnes

2012: 10.57 mm tonnes

2013: 8.31 mm tonnes

2014E: 4.92 mm tonnes (not yet finalized)

2015E YTD April: 3.37 mm tonnes (not yet finalized)

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 13

Demand Fundamentals – Explaining the NBSK-BEK Spread

We believe that the recent decrease in the price spread is mostly attributable to greater than expected strength in BEK markets, and not weakness in NBSK markets

BEK Market Price Developments

Some market participants predicted that new hardwood supply coming from Latin America would negatively impact BEK prices; however, the supply increases have been absorbed more smoothly than expected

Believed to be due in part to strong demand from China, as many old, polluting domestic mills are being shutdown, which has left a supply gap

NBSK Market Price Developments

Despite balanced NBSK conditions last spring, we believe the introduction of the new Ilim expansion volume in China, along with trader activities, temporarily led the softwood market to over-adjust pricing

NBSK vs. BEK Price Spread in China (1)

Price Spread (US$/tonne)

$250

$200

$150

$100

$50

-

($50)

Nov-09 Nov-10 Nov-11 Nov-12 Nov-13 Nov-14

We believe that price spreads between NBSK and BEK should widen over time

(1) Source: RISI World Pulp Monthly reports

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 14

Supply Fundamentals – Net Capacity Change Analysis

Recent History

- In the last few years, there have been several notable NBSK mill closures
- During this time, the Ilim Bratsk mill expanded (490,000 tpa) and the Terrace Bay mill restarted (350,000 tpa)

Future Expectations

- There have been several announcements for new NBSK capacity in the last year

Forecasted NBSK Supply Increases (1)				
Mill			Δ Capacity	
Name	*Company*	*Location*	*Year*	*ktpa*
Kymi	UPM	Finland	2015/2016	170
Svetlogorsk	Svetlogorsk	Belarus	2015/2016	**
Husum	MetsäBoard	Sweden	2016	150
Värö	Södra Cell	Sweden	2016	275
Äänekoski	MetsäFibre	Finland	2017/2018	700
Other	*Various*	*Various*	*Various*	*175*
Total				**1,470+**

- We believe that these new capacities are being motivated by expectations of NBSK demand growth and capacity decreases from:
  - Old, high cost mills approaching end of life conditions
  - Mill conversions to dissolving pulp *(Aditya Birla Terrace Bay, Canada: 350,000 tpa)*
  - Integration of market pulp *(new paper machine at Mondi Štětí, Czech Republic: volume impact unknown)*

(1) Source: Based on Hawkins Wright, PPPC, Brian McClay and public corporate disclosures
*** Swing dissolving, hardwood / softwood, partially integrated – NBSK market impact not known*

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 15

Financial Performance and Recent Developments

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 16

Putting NBSK’s History into Perspective

NBSK History: Price & Global Inventory (1)

NBSK Price (US$/t)

$1,100 64

Days of Global BSK Inventory Supply, Prices: Stocks are low, prices are increasing

NBSK Price

$1,000 56

$900 48

$800 40

Shortage!

$700 price surge 32

$600 24

$500 16

$400 8

$300 -

1996 1998 2000 2002 2004 2006 2008 2010 2012 2014

Global BSK Inventory (# Days)

After undergoing significant changes over the past 20+ years, the market for NBSK has tightened, with the meaningful substitution of NBSK for other pulps largely completed

(1) Sources: Factset FOEX PIX Pulp NBSK for prices (European delivered, before rebates); PPPC for inventories, based on monthly World Chemical Market Pulp Flash reports

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 17

Significant Earnings Potential



Annual Consolidated Operating EBITDA (1)(2)
EBITDA (US$mm)
EBITDA Margin
$360
$270
$180
$90
-
40%
30%
20%
10%
$186
$173
$101
$57
$297
$233
$138
$110
$240
23%
17%
10%
7%
25%
19%
13%
10%
20%
2006
2007
2008
2009
2010
2011
2012
2013
2014

Energy & Chemical Revenue (US$mm)	$33	$35	$51	$63	$65	$95	$93	$92	$101



Quarterly Consolidated Operating EBITDA (1)(2)
EBITDA (US$mm)
EBITDA Margin
$100
$75
$50
$25
-
40%
30%
20%
10%
$44
$81
$85
$87
$69
$73
$69
$21
$40
$42
$28
$28
$32
$18
$33
$27
$59
$42
$68
$71
$61
$50
18%
26%
28%
26%
23%
22%
24%
7%
14%
16%
10%
11%
12%
7%
12%
10%
19%
15%
22%
25%
24%
19%
Q1 Q2 Q3 Q4
2010
Q1 Q2 Q3 Q4
2011
Q1 Q2 Q3 Q4
2012
Q1 Q2 Q3 Q4
2013
Q1 Q2 Q3 Q4
2014
Q1 Q2
2015

(1) ***For a Reconciliation of Net Income to Operating EBITDA, please refer to Appendix B.*** *Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. It does not reflect the impact of a number of items that affect net income. It is not a measure of financial performance under GAAP, and should not be considered as an alternative to net income or income from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity*

(2) *The company's reporting currency was the euro up until October 1, 2013. Figures prior to this date have been converted to US dollars at the average foreign exchange rates in effect during the period*

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 18

Mercer’s Recent Developments Stendal Acquisition In September 2014, Mercer acquired all of the shareholders’ loans, substantially all of the shares of the minority shareholder and other rights in the Stendal mill to obtain a 100% economic interest Around the same time, Mercer also made a capital investment of $20 million in the mill Corporate Refinancing On November 26, 2014, Mercer completed a new senior notes debt offering $250 million in 7.00% senior notes due in 2019 $400 million in 7.75% senior notes due in 2022 The proceeds were used to refinance / repay current debt facilities, including: Two loan facilities related to the Stendal mill (totalling $499 million at September 30, 2014) 9.50% Senior Notes due in 2017 (totalling $334 million in principal at September 30, 2014) Also, certain mill level working capital facilities were created / extended; current facilities now in place include: Stendal: €75 million maturing in October 2019 Rosenthal: €25 million maturing in October 2016 and €5 million maturing in December 2015 Celgar: C$40 million maturing in May 2019 An estimated $168 million of cash was used from the balance to permanently delever long term debt As at June 30, 2015, Mercer’s debt outstanding to LTM EBITDA was 2.8x Initiated Dividend Quarterly cash dividend of $0.115 per share to commence First dividend to be paid on October 5, 2015 to shareholders of record on September 28, 2015 NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 19

Mercer’s Recent Developments (Cont’d) Leadership Transition Plan On July 20, 2015, the following management changes became effective: Jimmy S.H. Lee transitioned from CEO, President and Chairman into the role of Executive Chairman of the Board David M. Gandossi transitioned from Executive Vice-President, CFO and Secretary to the role of President and CEO, in addition to joining the Board as a Director David K. Ure, the Senior Vice-President, Finance concurrently became the CFO and Secretary Capital Projects Rosenthal’s new 6,000 tonne per year tall oil plant became fully operational in Q4 2014, on schedule and on budget Stendal’s Project Blue Mill was completed on schedule and on budget in Q4 2013 Enhanced pulp production capacity (30,000 ADMT per year) and added new electrical generating capacity (46 MW) NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 20

Mercer's Refinancing

Actions

- Repaid Stendal Loan Facility
- Lowered coupon rate on senior notes
- Used cash on balance sheet to lower overall debt levels

Impacts

- Simplified corporate structure
  - Removed Restricted vs. Unrestricted Group
- Lowered future interest payments
- Permanently delevered the balance sheet

Mercer Debt Summary

	30-Sept-14 *Pre-Refinancing*	30-Jun-15 *Post-Refinancing*
	US$mm	*US$mm*
Cash	$240	$91 [(1)]
Stendal Loan Facility	$499	-
2017 Senior Notes (9.50%)	$334 [(2)]	-
2019 Senior Notes (7.00%)	-	$250
2022 Senior Notes (7.75%)	-	$400
Other Secured Debt	$23 [(3)]	$10 [(4)]
Operating Facilities	-	$33
Total Debt	**$856**	**$693**
Total Net Debt	**$616**	**$602**
LTM EBITDA	*$196*	*$250*
Debt to EBITDA	***4.4x***	***2.8x***
Net Debt to EBITDA	***3.2x***	***2.4x***

The refinancing has delevered and simplified Mercer's corporate structure

Note: Interest rate swap remains in place post-transaction; the swap matures in October 2017 and represents a fair value liability of US$23.3 million as at June 30, 2015, which is not included in Total Debt

(1) Excludes restricted cash

(2) Principal amount, does not include premium

(3) Includes capital leases and payment-in-kind note issued to finance the acquisition of substantially all of the shareholder loans / minority shareholder interests in our Stendal mill

(4) Includes capital leases only (payment-in-kind note was repaid in April 2015)

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com MERCER 21

Mercer – Summary The largest “pure-play” NBSK market pulp producer Strong long-term NBSK fundamentals Globally cost competitive, modern mill operations Strategically located mills with excellent access to key markets Stable and growing revenue from high-margin energy & bio-chemical by-product sales Delevered and flexible capital structure that can be optimized Recently commenced dividend Experienced management team NASDAQ:MERC | TSX:MRI.U | www.mercerint.com 22

Appendix A

Detailed Overview of Operations

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 23

Rosenthal Mill

Location: Blankenstein, Germany (~300 km south of Berlin)

Pulp Production Capacity: 360,000 ADMT per year

Electricity Generating Capacity: 57 MW

Certification: ISO 9001, 14001, and 50001

2014 Green Electricity Sales: $21.9 million

Key Features:

Built in 1999 – modern and efficient

Strategically located in central Europe

Close proximity to stable fiber supply and nearby sawmills

Allows customers to operate using just-in-time inventory process, lowering their costs and making Rosenthal a preferred supplier

One of the largest biomass power plants in Germany

In 2014, the mill sold 178,266 MWh of green electricity

Regularly setting new pulp and energy production records

New 6,000 tonne per year tall oil plant became operational in Q4 2014; the project was completed on time and on budget

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 24

Celgar Mill

Location: Castlegar, BC, Canada (~600 km east of Vancouver)

Pulp Production Capacity: 520,000 ADMT per year

Electricity Generating Capacity: 100 MW

Certification: ISO 9001 and 14001

2014 Green Electricity Sales: $10.1 million

Key Features:

Modern and efficient

Abundant and low cost fiber, by global standards

Green Energy Project was completed in September 2010

In 2014, the mill sold 119,719 MWh of green electricity

Secured C$57.7 million in non-repayable capital funding from government of Canada for green capital investments

Majority used to fund Green Energy Project

Continues to demonstrate significant upside potential

Regularly setting production records and increasing the amount of bio-energy generated

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 25

Stendal Mill

Location: Stendal, Germany (~130 km west of Berlin)

Pulp Production Capacity: 660,000 ADMT per year

Electricity Generating Capacity: 148 MW

Certification: ISO 9001 and 14001

2014 Green Electricity Sales: $56.8 million

2014 Chemical Sales: $12.5 million

Key Features:

Completed in 2004, it’s one of the newest and largest pulp mills in the world

In September 2014, Mercer completed the acquisition of all of the shareholders’ loans, substantially all of the shares of the minority shareholder and other rights in the Stendal mill

One of the largest biomass power plants in Germany

In 2014, exported 509,773 MWh

Project Blue Mill was completed in Q4 2013 (on time and on budget) and increased the mill’s annual pulp production capacity by 30,000 ADMT and electricity generation by 109,000 MWh

Regularly setting new performance records

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 26

Appendix B

Reconciliation of Net Income to Operating EBITDA

NASDAQ:MERC | TSX:MRI.U | www.mercerint.com M E R C E R 27

Reconciling Net Income to Operating EBITDA

in US$ millions	2012	2013	2014	Q2 2014 [1]	Q2 2015 [1]
Net Income (Loss) Attributable to Common Shareholders	**($15.7)**	**($26.4)**	**$113.2**	**$21.6**	**$30.0**
Add: Net Income Attributable to Non-Controlling Interest	$2.2	$0.6	$7.8	$4.3	- [2]
Add: Income Tax Provision (Benefit)	$9.4	$9.2	($16.8)	$6.4	$15.2
Add: Interest Expense	$71.8	$69.2	$67.5	$34.6	$27.4
Add: Loss (Gain) on Derivative Instruments	($4.8)	($19.7)	($11.5)	($5.8)	$0.4
Add: Other Expense (Income)	$0.2	($1.2)	$1.6 [3]	$0.1	$4.5 [4]
Operating Income	**$63.0**	**$31.7**	**$161.8**	**$61.3**	**$77.5**
Add: Depreciation and Amortization	$74.7	$78.6	$78.0	$39.6	$33.9
Operating EBITDA	**$137.7**	**$110.3**	**$239.8**	**$100.9**	**$111.3**

Note: For other reconciliations of Net Income (Loss) to Operating EBITDA in periods not shown here, please refer to that period's respective Form 10-Q or 10-K, which can be found on our website (www.mercerint.com)

(1) Quarterly data represents 6 months ended June 30; some numbers may not add due to rounding
(2) Completed acquisition of minority interest in September 2014
(3) Includes debt settlement gain of $31.9 million related to the acquisition of the minority shareholder debt at Stendal and debt settlement loss of $20.5 million related to the 2017 Senior Notes
(4) Includes foreign exchange loss on intercompany debt of $4.4 million

Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and non-recurring capital asset impairment charges. Management uses Operating EBITDA as a benchmark measurement of its own operating results, and as a benchmark relative to its competitors. Management considers it to be a meaningful supplement to operating income (loss) as a performance measure primarily because depreciation expense and non-recurring capital asset impairment charges are not an actual cash cost, and depreciation expense varies widely from company to company in a manner that management considers largely independent of the underlying cost efficiency of their operating facilities. In addition, we believe Operating EBITDA is commonly used by securities analysts, investors and other interested parties to evaluate our financial performance.

Operating EBITDA does not reflect the impact of a number of items that affect our net income (loss) attributable to common shareholders, including financing costs and the effect of derivative instruments. Operating EBITDA is not a measure of financial performance under the accounting principles generally accepted in the United States of America ("GAAP"), and should not be considered as an alternative to net income (loss) or income (loss) from operations as a measure of performance, nor as an alternative to net cash from operating activities as a measure of liquidity.

Operating EBITDA has significant limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Operating EBITDA should only be considered as a supplemental performance measure and should not be considered as a measure of liquidity or cash available to us to invest in the growth of our business. Because all companies do not calculate Operating EBITDA in the same manner, Operating EBITDA as calculated by us may differ from Operating EBITDA or EBITDA as calculated by other companies. We compensate for these limitations by using Operating EBITDA as a supplemental measure of our performance and by relying primarily on our GAAP financial statements.

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